SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                   FORM 8-K
                             _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-28887



                         Date of Report: August 9, 2005


                             GREENSHIFT CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                                           22-3328734
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    (State of other jurisdiction of                    (IRS Employer
     incorporation or organization                      Identification No.)


     111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey     07856
     ---------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)


                                 (973) 942-7700
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              (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 9, 2005, the Company's wholly owned subsidiary, GreenShift Industrial Design Corporation, entered into a License Agreement with Ovation Products Corporation ("Ovation") for certain new patented and patent-pending implementations of a vapor compression water distillate process and a new Clean Water Appliance (collectively, the "Invention"). The License Agreement has a term of five years and provides for certain non-exclusive and exclusive rights in return for a royalty fee equal to 1% of service revenue or product sale revenue or 20% of license revenue deriving from the use or license of the Invention. The License Agreement also provides that if the Company, or any of its affiliates, purchases the equipment from Ovation, Ovation will sell the Clean Water Appliance to the Company, or its affiliate, at not greater than a 50% gross margin, and if the Company, or any of its affiliates, manufactures the equipment at its own expense, the Company, or its affiliate, shall pay Ovation, in addition to the royalty fees above, a license fee equal to an additional 9% of any resale price of the products sold based on the Invention in the event of product sales, or an additional 9% of any service revenue relating to the Invention in the event of the provision of services based on the Invention to third parties.

Item 9.01  Financial Statements and Exhibits

Exhibits:

     10.1 License Agreement between Ovation Products Corporation and GreenShift Industrial Design Corporation, dated August 9, 2005.
     99.1    Press Release dated April 10, 2005.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREENSHIFT CORPORATION

                                      By: /S/ James Grainer
                                      ------------------------------
                                      JAMES GRAINER
                                      President and Chief Financial Officer
Date: August 10, 2005